UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 28, 2023

COMSTOCK INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-35200 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)
117 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000666 per share	LODE	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 7.01 Regulation FD.

On June 28, 2023, Comstock Inc. (the “Company”) posted a video presentation from its UPLODE23 event on its website relating to the Company’s strategic initiatives involving diversified precious and strategic metals, recycling and environmental remediation.

A copy of the video presentation may be viewed by copying and pasting the following URL into your web browser. The presentation will be available to the public until June 28, 2024, on our website https://comstock.inc/investors.

Comstock Inc. Video Presentation
https://comstock.inc/uplode23/

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK INC.

Date: June 28, 2023	By:	/s/ Corrado De Gasperis
Name: Corrado De Gasperis Title: Executive Chairman and Chief Executive Officer